                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 2005

                                EFC BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

     Delaware                       1-13605                   36-4193304
-------------------                 -------                   ----------
(State or other              (Commission File Number)        (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

1695 Larkin Avenue, Elgin, Illinois                              60123
-----------------------------------                              -----
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (847) 741-3900
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On July 29, 2005, EFC Bancorp, Inc. announced its financial results for the quarter ended June 30, 2005. The press release announcing financial results for the quarter and six months ended June 30, 2005 is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

      (a)     Financial Statements of Businesses Acquired: Not applicable

      (b)     Pro Forma Financial Information:  Not applicable

      (c)     Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release Dated July 29, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      EFC BANCORP, INC.




Date: July 29, 2005                   By:  /s/ Eric J. Wedeen
                                           ---------------------------------
                                           Eric J. Wedeen
                                           Chief Financial Officer and
                                           Senior Vice President